UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

Deja Foods, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-124016	05-0581183
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

16501 Ventura Boulevard, Suite 601 Encino, CA 91436

(Address of principal executive offices)

Registrant’s telephone number, including area code: (818) 788-5337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As a result of the Registrant’s Chapter 11 filing, its previously effective registration statement filed with the SEC is no longer current.  Accordingly the Registrant’s stockholders may not publicly or privately offer to sell or sell their common stock in the Registrant until the Registrant has filed an amendment to its registration statement which has been reviewed and declared effective by the SEC.

The Registrant believes that none of its stockholders sold any of their shares since the Registration Statement was declared effective on August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2006

DEJA FOODS, INC.

By:	/s/ David Fox
	Name:	David Fox
	Title:	Chief Executive Officer and Chief Financial Officer